UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22488

Blackstone / GSO Long-Short Credit Income Fund

(exact name of Registrant as specified in charter)

345 Park Avenue, 31st Floor

New York, New York 10154

(Address of principal executive offices) (Zip code)

(Name and address of agent for service)

Marisa Beeney

345 Park Avenue, 31st Floor

New York, New York 10154

Registrant’s telephone number, including area code:  (800) 831-5776

Date of fiscal year end:     December 31

Date of reporting period:  September 30, 2014

Item 1. Schedule of Investments.

Blackstone / GSO Long-Short Credit Income Fund

Portfolio of Investments

September 30, 2014 (Unaudited)

	Principal Amount	Market Value

FLOATING RATE LOAN INTERESTS(a) - 104.26%
Aerospace and Defense - 2.65%
DAE Aviation Holdings Inc, Senior Secured First Lien Tranche B-1 Term Loan, 5.000%, 11/02/2018	$1,072,147	$1,077,508
Landmark Aviation FBO Canada Inc, Senior Secured First Lien Canadian Term Loan, 4.750%, 10/25/2019	62,514	62,339
LM US Member LLC, Senior Secured First Lien Initial Term Loan, 4.750%, 10/25/2019	1,575,032	1,570,606
Sequa Corp, Senior Secured First Lien Initial Term Loan, 5.250%, 06/19/2017	1,259,690	1,203,797
Standard Aero Limited, Senior Secured First Lien Tranche B-2 Term Loan, 5.000%, 11/02/2018	486,040	488,471
TurboCombustor Technology Inc, Senior Secured First Lien Term Loan, 5.500%, 12/02/2020	1,860,938	1,866,762

		6,269,483

Automotive - 0.83%
Affinia Group Inc, Senior Secured Tranche B-2 First Lien Term Loan, 4.750%, 04/25/2020	922,762	919,879
Mitchell International Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 10/13/2020	1,050,265	1,042,172

		1,962,051

Banking, Finance and Real Estate - 4.78%
AmWins Group LLC, Senior Secured First Lien Term Loan, 5.000%, 09/06/2019	2,005,385	2,006,890
AssuredPartners Capital, Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 04/02/2021	1,049,180	1,037,382
Asurion LLC, Senior Secured Second Lien Term Loan, L+8.50%, 03/03/2021(b)	1,550,064	1,571,377
Cunningham Lindsey US Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 12/10/2019	1,842,188	1,819,160
HUB International Ltd, Senior Secured First Lien Initial Term Loan, 4.250%, 10/02/2020	698,841	684,864
Interactive Data Corporation, Senior Secured First Lien Term Loan, 4.750%, 05/02/2021	1,660,625	1,655,693
National Financial Partners Corp, Senior Secured Specified Refinancing Term Loan, 4.500%, 07/01/2020	1,600,000	1,588,664
Opal Acquisition Inc, Senior Secured First Lien Term B Loan, 5.000%, 11/27/2020	258,442	258,282
TransFirst Inc, Senior Secured First Lien Term B-2 Loan, 4.250%, 12/27/2017	666,667	662,777

		11,285,089

Beverage, Food and Tobacco - 3.73%
CEC Entertainment Inc, Senior Secured First Lien Term B Loan, 4.250%, 02/15/2021	2,044,076	1,987,864
Dole Food Company Inc, Senior Secured First Lien Tranche B Term Loan, 4.500%, 11/01/2018	1,148,342	1,139,442
Stater Bros Markets, Senior Secured First Lien Term B Loan, 4.750%, 05/12/2021	491,803	491,191
US Foods Inc, Senior Secured First Lien Term Loan, 4.500%, 03/29/2019	4,407,729	4,390,517
Winebow Holdings Inc, Senior Secured First Lien Term Loan, 4.750%, 07/01/2021	114,218	113,932
Winebow Holdings Inc, Senior Secured Second Lien Term Loan, 8.500%, 01/02/2022	693,642	690,174

		8,813,120

Capital Equipment - 2.13%
Sensus USA Inc, Senior Secured Second Lien Term Loan, 8.500%, 05/09/2018	3,714,286	3,705,000
STS Operating Inc, Senior Secured First Lien Term Loan, 4.750%, 02/12/2021	1,041,279	1,037,374
Unifrax I LLC, Senior Secured First Lien Dollar Term Loan, 4.250%, 11/28/2018	294,767	292,372

		5,034,746

Chemicals, Plastics and Rubber - 3.53%
Emerald Performance Materials LLC, Senior Secured First Lien Term Loan, 4.500%, 07/30/2021	727,273	722,364
EWT Holdings III Corp, Senior Secured First Lien Term Loan, 4.750%, 01/15/2021	422,340	418,117
Macdermid Inc, Senior Secured First Lien Term Loan, L+3.20%, 06/07/2020(b)	2,000,000	1,971,000

	Principal Amount	Market Value

Chemicals, Plastics and Rubber (continued)
Nexeo Solutions LLC, Senior Secured First Lien Initial Term Loan, 5.000%, 09/08/2017	$1,583,590	$1,571,721
Nexeo Solutions LLC, Senior Secured First Lien Term B-3 Loan, 5.000%, 09/08/2017	924,920	916,827
Pinnacle Operating Corporation, Senior Secured First Lien Term B Loan, 4.750%, 11/15/2018	2,534,625	2,515,615
Solenis International LP, Senior Secured First Lien Initial Dollar Term Loan, 4.250%, 07/31/2021	219,298	215,789

		8,331,433

Construction and Building - 1.68%
Jeld-Wen Inc, Senior Secured First Lien Term B Loan, L+5.25%, 09/24/2021(b)	2,000,000	1,988,760
Road Infrastructure Investment LLC, Senior Secured First Lien Term Loan, 4.250%, 03/31/2021	866,613	844,948
SRS Distribution Inc, Senior Secured First Lien Term Loan, 4.750%, 09/02/2019	1,143,421	1,142,466

		3,976,174

Consumer Goods Durable - 4.82%
Apex Tool Group, LLC, Senior Secured First Lien Term Loan, L+4.50%, 01/31/2020(b)	2,726,377	2,638,915
Capital Safety North America Holdings Inc, Senior Secured First Lien Initial Term Loan, 3.750%, 03/29/2021	2,969,136	2,899,361
Hillman Group Inc (The), Senior Secured First Lien Term B Loan, 4.500%, 06/30/2021	344,531	343,670
Leonardo Acquisition Corp, Senior Secured First Lien Term Loan, 4.250%, 01/29/2021	3,989,975	3,940,100
MModal LLC, Senior Secured First Lien Term B Loan, 9.000%, 01/31/2020	1,566,079	1,566,080

		11,388,126

Consumer Goods Non Durable - 1.95%
Armored AutoGroup Inc, Senior Secured First Lien Term B Loan, 6.000%, 11/05/2016	4,655,453	4,617,628

Containers, Packaging and Glass - 1.91%
Berlin Packaging LLC, Senior Secured First Lien Term Loan, L+4.50%, 09/24/2021(b)	473,373	473,373
Exopack Holdings SA, Senior Secured First Lien Term Loan, 5.250%, 05/08/2019	744,375	749,027
Multi Packaging Solutions Inc, Senior Secured First Lien Initial Tranche B Term Loan, 4.250%, 09/30/2020	1,398,985	1,385,870
Pelican Products Inc, Senior Secured First Lien Term Loan, 5.250%, 04/10/2020	299,928	300,491
Pelican Products Inc, Senior Secured Second Lien Term Loan, 9.250%, 04/09/2021	562,500	564,609
Signode Industrial Group US Inc., Senior Secured First Lien Term Loan, 4.000%, 05/03/2021	1,052,515	1,036,075

		4,509,445

Energy Electricity - 0.99%
La Frontera Generation LLC, Senior Secured First Lien Term Loan, 4.500%, 09/30/2020	874,556	865,675
Star West Generation LLC, Senior Secured First Lien Term B Advance Loan, 4.250%, 03/13/2020	1,494,481	1,485,141

		2,350,816

Energy, Oil and Gas - 7.92%
Arch Coal Inc, Senior Secured First Lien Initial Term Loan, 6.250%, 05/16/2018	2,493,637	2,289,471
Blackbrush Oil & Gas LP, Senior Secured Second Lien Term Loan, 8.750%, 07/30/2021	1,327,434	1,310,841
Chief Exploration & Development LLC, Senior Secured Second Lien Term Loan, 7.500%, 05/16/2021	752,941	754,353
Drillships Ocean Ventures Inc, Senior Secured First Lien Term Loan, 5.500%, 07/26/2021	2,014,925	1,959,515
EMG Utica LLC, Senior Secured First Lien Term Loan, 4.750%, 03/27/2020	2,472,028	2,475,118
Expro Finservices SARL, Senior Secured First Lien Initial Term Loan, 5.750%, 09/2/2021	4,687,500	4,673,813
Sheridan Production Partners I-A LP, Senior Secured Tranche B-2 First Lien Term Loan 4.250%, 10/01/2019	211,313	208,495
Sheridan Production Partners II LP, Senior Secured First Lien SIP Facility Term Loan, 4.250%, 12/16/2020	833,343	825,530
Sheridan Production Partners II-A LP, Senior Secured First Lien Facility A Term Loan, 4.250%, 12/16/2020	115,924	114,837
Sheridan Production Partners II-M LP, Senior Secured First Lien Term Loan, 4.250%, 12/16/2020	43,233	42,828

	Principal Amount	Market Value

Energy, Oil and Gas (continued)
Sheridan Production Partners II-M LP, Senior Secured Tranche B-2 First Lien Term Loan 4.250%, 10/01/2019	$1,594,717	$1,573,452
Sheridan Production Partners I-M LP, Senior Secured Tranche B-2 First Lien Term Loan 4.250%, 10/01/2019	129,071	127,350
Utex Industries Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 05/24/2021	1,918,269	1,914,672
W3 Co, Senior Secured First Lien Term Loan, 5.750%, 03/13/2020	440,497	439,946

		18,710,221

Environmental Industries - 1.97%
ADS Waste Holdings Inc, Senior Secured First Lien Tranche B-2 Term Loan, 3.750%, 10/09/2019	1,258,374	1,227,544
Energy Solutions LLC, Senior Secured First Lien Advance Term Loan, 6.750%, 05/29/2020	2,176,364	2,213,090
Wastequip LLC, Senior Secured First Lien Term Loan, 5.500%, 08/09/2019	1,202,174	1,204,680

		4,645,314

Forest Products and Paper - 0.31%
W/S Packaging Group Inc, Senior Secured First Lien Term Loan, 5.004%, 08/09/2019	743,793	741,933

Healthcare and Pharmaceuticals - 7.85%
Accellent Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 03/12/2021	1,213,415	1,194,000
Alvogen Pharma US Inc, Senior Secured First Lien Term Loan, 7.000%, 05/23/2018	1,689,793	1,708,803
CHG Healthcare Services Inc, Senior Secured First Lien Term Loan, 4.250%, 11/19/2019	987,012	983,004
CT Technologies Intermediate Holdings Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 10/04/2019	1,102,778	1,100,021
Envision Acquisition Company LLC, Senior Secured First Lien Term Loan, 5.750%, 11/04/2020	2,232,013	2,229,234
Ikaria Acquisition Inc, Senior Secured First Lien Term Loan, 5.000%, 02/12/2021	736,685	736,803
Medpace Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 04/01/2021	744,853	746,716
Onex Carestream Finance LP, Senior Secured First Lien Term Loan, 5.000%, 06/07/2019	3,190,798	3,191,085
Phillips-Medisize Corporation, Senior Secured First Lien Initial Term Loan, 4.750%, 06/16/2021	229,310	228,738
PRA Holdings Inc, Senior Secured First Lien Tranche B-1 Term Loan, 4.500%, 09/23/2020	1,290,226	1,281,536
QoL Meds LLC, Senior Secured First Lien Term Loan, 5.500%, 07/15/2020	444,444	443,333
Smile Brands Group Inc, Senior Secured First Lien Term B Loan, 7.500%, 08/16/2019	2,200,495	2,158,323
Surgery Center Holdings Inc, Senior Secured First Lien Term Loan, L+5.25%, 07/24/2020(b)	454,545	453,977
United Surgical Partners International Inc, Senior Secured New Tranche B First Lien Term Loan, 4.750%, 04/03/2019	2,083,671	2,084,796

		18,540,369

High Tech Industries - 13.68%
Applied Systems Inc, Senior Secured First Lien Initial Term Loan, 4.250%, 01/25/2021	827,083	819,416
Ascend Learning LLC, Senior Secured First Lien Term Loan, 6.000%, 07/31/2019	393,413	395,577
Ascend Learning LLC, Senior Secured Second Lien Term Loan, 9.500%, 11/30/2020	1,030,303	1,036,742
Aspect Software Inc, Senior Secured Tranche B First Lien Term Loan, L+7.25%, 05/07/2016(b)	1,973,684	1,975,540
Blackboard Inc, Senior Secured First Lien Term B-3 Loan, 4.750%, 10/04/2018	2,887,148	2,871,803
Blue Coat Systems Inc, Senior Secured First Lien Term Loan, 4.000%, 05/31/2019	2,042,762	2,009,568
Flexera Software LLC, Senior Secured First Lien Term Loan, 4.500%, 04/02/2020	1,937,029	1,924,923
Go Daddy Operating Company LLC, Senior Secured First Lien Initial Term Loan, 4.750%, 05/13/2021	964,250	952,202
Hyland Software Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 02/19/2021	1,453,352	1,452,669
Kronos Incorporated, Senior Secured First Lien Incremental Term Loan, 4.500%, 10/30/2019	4,595,522	4,572,544
MMI International Ltd, Senior Secured First Lien Term Loan, 7.250%, 11/20/2018	908,511	910,782
MSC Software Corporation, Senior Secured Second Lien Term Loan, 8.500%, 05/28/2021	1,095,833	1,079,396
Peak 10 Inc, Senior Secured First Lien Term Loan, 5.000%, 06/17/2021	997,500	994,537
Peak 10 Inc, Senior Secured Second Lien Term Loan, 8.250%, 06/17/2022	1,000,000	992,500
ProQuest Company, Senior Secured First Lien Term B Loan, L+5.25%, 09/24/2021(b)	2,700,000	2,702,808
Sophia LP, Senior Secured First Lien Term B-1 Loan, 4.000%, 07/19/2018	2,843,397	2,808,565
Tech Finance & Co SCA, Senior Secured First Lien Term Loan, 5.500%, 07/11/2020	2,329,580	2,332,725
Telx Group Inc (The), Senior Secured First Lien Initial Term Loan, 4.500%, 04/09/2020	1,496,250	1,474,981

	Principal Amount	Market Value

High Tech Industries (continued)
Vertafore Inc, Senior Secured Second Lien Term Loan, 9.750%, 10/27/2017	$1,000,000	$1,009,165

		32,316,443

Hotels, Gaming and Leisure - 4.11%
Alpha Topco Limited - Delta 2 (Lux) Sarl, Senior Secured First Lien Term Loan, 4.750%, 07/30/2021	2,722,886	2,693,955
Caesars Entertainment Resort Properties, Senior Secured First Lien Term B Loan, 7.000%, 10/11/2020	4,108,488	3,944,149
Mood Media Corporation, Senior Secured First Lien Term Loan, 7.000%, 05/01/2019	1,285,784	1,266,497
Scientific Games International Inc, Senior Secured First Lien Incremental B-2 Term Loan, L+6.00%, 09/17/2021(b)	1,848,739	1,815,721

		9,720,322

Media Advertising, Printing and Publishing - 1.17%
Penton Media Inc, Senior Secured First Lien Term B Loan, 5.500%, 10/03/2019	1,584,000	1,582,020
Southern Graphics Inc, Senior Secured First Lien Term Loan, 4.250%, 10/17/2019	1,187,500	1,180,826

		2,762,846

Media Broadcasting and Subscription - 1.60%
Hubbard Radio LLC, Senior Secured First Lien Tranche 1 Term Loan, 4.500%, 04/29/2019	2,497,640	2,485,152
Yankee Cable Acquisition LLC, Senior Secured First Lien Term B Loan, 4.500%, 03/01/2020	1,294,588	1,292,769

		3,777,921

Media Diversified and Production - 0.35%
Lions Gate Entertainment Corp, Senior Secured Second Lien Term Loan, 5.000%, 07/20/2020	833,333	838,887

Metals and Mining - 0.82%
Delachaux SA, Senior Secured First Lien Term B Loan, L+5.25%, 09/25/2021(b)	792,079	796,372
McJunkin Red Man Corporation, Senior Secured First Lien Term Loan, 5.000%, 11/09/2019	1,150,541	1,152,456

		1,948,828

Retail - 10.38%
Abercrombie & Fitch Management Co, Senior Secured First Lien Initial Term Loan, 4.750%, 08/07/2021	2,382,979	2,369,586
Academy Ltd, Senior Secured First Lien Initial Term Loan, 4.500%, 08/03/2018	1,941,625	1,926,092
BJ’s Wholesale Club Inc, Senior Secured First Lien Replacement Term Loan, 4.500%, 09/26/2019	2,992,462	2,951,780
Burlington Coat Factory Warehouse Corp, Senior Secured First Lien Term B Loan, 4.250%, 08/13/2021	1,000,000	991,040
Container Store, Inc (The), Senior Secured First Lien Term B-3 Loan, 4.250%, 04/06/2019	2,344,192	2,303,169
DBP Holding Corp, Senior Secured First Lien Initial Term Loan, 5.000%, 10/11/2019	1,000,000	969,585
Hudson’s Bay Company, Senior Secured First Lien Initial Term Loan, 4.750%, 11/04/2020	925,000	925,865
J Crew Group Inc, Senior Secured First Lien Initial Term Loan, 4.000%, 03/05/2021	3,384,658	3,224,496
Men’s Wearhouse Inc (The), Senior Secured First Lien Tranche B Term Loan, 4.500%, 06/18/2021	975,610	971,541
Nine West Holdings, Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 10/08/2019	798,000	773,063
Payless Inc, Senior Secured First Lien Term Loan, 5.000%, 03/11/2021	1,336,319	1,289,548
Pier 1 Imports (US) Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 04/30/2021	2,078,125	2,023,574
Smart & Final Stores LLC, Senior Secured First Lien Term Loan, 4.750%, 11/15/2019	1,147,113	1,146,402
Sports Authority The, Senior Secured First Lien Term B Loan, 7.500%, 11/16/2017	2,790,357	2,664,791

		24,530,532

Services - Business - 8.80%
Advantage Sales & Marketing Inc, Senior Secured First Lien Delayed Draw Term Loan, 4.250%, 07/23/2021	59,099	58,165
Advantage Sales & Marketing Inc, Senior Secured First Lien Initial Term Loan, 4.250%, 07/23/2021	1,772,962	1,744,950
Alix Partners LLP, Senior Secured First Lien Replacement Term B-2 Loan, 4.000%, 07/10/2020	2,932,949	2,893,838

	Principal Amount	Market Value

Services - Business (continued)
Brickman Group Ltd LLC (The), Senior Secured First Lien Term Loan, 4.000%, 12/18/2020	$992,506	$972,929
Crossmark Holdings Inc, Senior Secured First Lien Term Loan, 4.500%, 12/20/2019	1,337,459	1,317,397
FHC Health Systems Inc, Senior Secured First Lien Term Loan, L+5.00%, 9/30/2021(b)	1,875,000	1,872,656
Information Resources Inc, Senior Secured First Lien Term Loan, 4.750%, 09/30/2020	330,900	331,590
MPH Acquisition Holdings LLC, Senior Secured First Lien Tranche B Term Loan, 4.000%, 03/31/2021	1,122,358	1,098,042
Neff Rental LLC, Senior Secured Second Lien Term Loan, 7.250%, 06/09/2021	1,449,275	1,456,522
Power Buyer LLC, Senior Secured First Lien Delayed Draw Term Loan, L+4.25%, 05/06/2020(b)	75,669	74,345
Power Buyer LLC, Senior Secured First Lien Initial Term Loan, L+4.25%, 05/06/2020(b)	1,420,734	1,395,871
Sedgwick Claims Management Services Inc, Senior Secured Second Lien Initial Term Loan, 6.750%, 02/28/2022	1,090,909	1,068,415
Sedgwick Claims Management Services Inc, Senior Secured Second Lien Term Loan, L+6.75%, 02/28/2022(b)	1,660,377	1,626,140
SurveyMonkey.com LLC, Senior Secured First Lien Term Loan, 5.500%, 02/07/2019	1,580,962	1,584,914
Transaction Network Services, Senior Secured First Lien Initial Term Loan, 5.000%, 02/14/2020	1,319,900	1,314,950
Truven Health Analytics Inc, Senior Secured New Tranche B First Lien Term Loan, 4.500%, 06/06/2019	1,607,034	1,578,911
Vouvray US Finance LLC, Senior Secured First Lien Term Loan, 5.000%, 06/25/2021	394,615	393,136

		20,782,771

Services - Consumer - 4.03%
California Pizza Kitchen Inc, Senior Secured First Lien Term Loan 5.250%, 03/29/2018	2,216,700	2,130,115
Monitronics International Inc, Senior Secured First Lien Term B Loan, 4.250%, 03/23/2018	2,397,978	2,375,497
NVA Holdings Inc, Senior Secured First Lien Term Loan, 4.750%, 08/14/2021	685,714	684,432
Renaissance Learning Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 04/09/2021	698,246	685,593
ServiceMaster Company LLC (The), Senior Secured First Lien Term Loan, 4.250%, 07/01/2021	1,229,358	1,212,651
Spin Holdco Inc, Senior Secured First Lien Initial Term Loan, 4.250%, 11/14/2019	2,465,242	2,426,735

		9,515,023

Telecommunications - 5.29%
Avaya Inc, Senior Secured Extended First Lien Term B-3 Loan, 4.654%, 10/26/2017	2,878,249	2,750,080
ConvergeOne Holdings Corporation, Senior Secured First Lien Initial Term Loan, 6.000%, 06/17/2020	1,425,000	1,421,438
Fairpoint Communications Inc, Senior Secured First Lien Term Loan, 7.500%, 02/14/2019	1,723,781	1,752,879
Nextgen Finance LLC, Senior Secured First Lien Term B Loan, 5.000%, 05/31/2021	2,000,000	1,960,010
Syniverse Holdings Inc, Senior Secured First Lien Term Loan, 4.000%, 4/23/2019	1,919,653	1,889,063
WideOpenWest Finance LLC, Senior Secured First Lien Term B Loan, 4.750%, 04/01/2019	1,725,525	1,722,643
Zayo Group LLC, Senior Secured First Lien Term Loan, 4.000%, 07/02/2019	1,017,227	1,004,451

		12,500,564

Transportation Consumer - 2.68%
Lineage Logistics LLC, Senior Secured First Lien Term Loan, 4.500%, 04/07/2021	4,091,591	4,045,561
Sabre Inc, Senior Secured First Lien Incremental Term Loan, 4.000%, 02/19/2019	1,665,000	1,646,269
Sabre Inc, Senior Secured First Lien Term B Loan, 4.000%, 02/19/2019	644,223	637,246

		6,329,076

Utilities Electric - 2.68%
Atlantic Power Limited Partnership, Senior Secured First Lien Term Loan, 4.750%, 02/19/2021	440,458	437,432
Empire Generating Co LLC, Senior Secured First Lien Term B Loan, 5.250%, 03/15/2021	539,969	535,245
Empire Generating Co LLC, Senior Secured First Lien Term C Loan, 5.250%, 03/15/2021	37,862	37,530
Moxie Liberty LLC, Senior Secured First Lien Term B-1 Loan, 7.500%, 08/21/2020	1,470,588	1,503,677
Moxie Patriot LLC, Senior Secured First Lien Term B-1 Loan, 6.750%, 12/18/2020	740,741	757,407
Sandy Creek Energy Associates LP, Senior Secured First Lien Term Loan, 5.000%, 11/09/2020	2,238,130	2,235,802

	Principal Amount	Market Value

Utilities Electric (continued)
TPF II Power LLC, Senior Secured First Lien Term B Loan, L+5.50%, 10/31/2021(b)	$823,970	$823,459

		6,330,552

Utilities, Oil & Gas - 1.62%
Equipower Resources Holdings LLC, Senior Secured First Lien Term B Loan, 4.250%, 12/21/2018	160,062	159,702
EquiPower Resources Holdings LLC, Senior Secured First Lien Term C Loan, 4.250%, 12/21/2019	955,650	953,500
HFOTCO LLC, Senior Secured First Lien Tranche B Term Loan, 4.250%, 08/19/2021	2,727,273	2,710,227

		3,823,429

TOTAL FLOATING RATE LOAN INTERESTS (Cost $247,421,742)		246,353,142

COLLATERALIZED LOAN OBLIGATION - 0.46%
Banking, Finance and Real Estate - 0.46%
SUDSM 2013-1A, Senior Unsecured Collateralized Loan Obligation, Series 2013-1A, 4.750%, 01/17/2026(c)(d)	1,200,000	1,086,566

TOTAL COLLATERALIZED LOAN OBLIGATION (Cost $1,099,779)		1,086,566

CORPORATE BONDS - 20.81%
Aerospace and Defense - 0.23%
Erickson Inc, Senior Secured Bond, Series WI, 8.250%, 05/01/2020	579,000	552,945

Beverage, Food and Tobacco - 1.26%
Big Heart Pet Brands, Senior Unsecured Bond, 7.625%, 02/15/2019	2,998,000	2,979,263

Consumer Goods Durable - 0.45%
Serta Simmons Holdings LLC, Senior Unsecured Bond, 8.125%, 10/01/2020(c)	1,000,000	1,060,000

Containers, Packaging and Glass - 1.94%
Exopack Holdings SA, Senior Secured Bond, 7.875%, 11/01/2019(c)	250,000	262,500
Reynolds Group Holdings Inc, Senior Unsecured Bond 8.250%, 02/15/2021	2,100,000	2,231,250
Reynolds Group Issuer Inc, Senior Unsecured Bond 9.000%, 04/15/2019	2,000,000	2,092,500

		4,586,250

Energy Electricity - 0.35%
Calumet Specialty Prod, Senior Unsecured Bond, 9.625%, 08/01/2020	750,000	828,750

Energy, Oil and Gas - 7.79%
Alta Mesa Holdings LP, Senior Unsecured Bond, 9.625%, 10/15/2018	2,000,000	2,080,000
Compressco Partners, Senior Unsecured Bond, 7.250%, 08/15/2022(c)	500,000	502,500
Comstock Resources Inc, Senior Unsecured Bond, 9.500%, 06/15/2020	2,000,000	2,200,000
Crestwood Midstream Partners LP, Senior Unsecured Bond, 7.750%, 04/01/2019	2,000,000	2,105,000
Crownrock LP / Crownrock F, Senior Unsecured Bond, 7.125%, 04/15/2021(c)	2,000,000	2,090,000
PDC Energy Inc, Senior Unsecured Bond, 7.750%, 10/15/2022	3,000,000	3,225,000
Resolute Energy Corp, Senior Unsecured Bond, 8.500%, 05/01/2020	4,750,000	4,785,625
RSP Permian Inc, Senior Unsecured Bond, 6.625%, 10/01/2022(c)	400,000	403,000
Swift Energy Co, Senior Unsecured Bond,:
8.875%, 01/15/2020	500,000	512,500
7.875%, 03/01/2022	500,000	502,500

		18,406,125

	Principal Amount	Market Value
Forest Products and Paper - 0.68%
Tembec Industries Inc, Senior Secured Bond, 9.000%, 12/15/2019(c)	$1,600,000	$1,616,000

Healthcare and Pharmaceuticals - 0.40%
Universal Hospital Svcs, Senior Unsecured Bond, 7.625%, 08/15/2020	1,000,000	945,000

High Tech Industries - 0.89%
Viasystems Inc, Senior Unsecured Bond, 7.875%, 05/01/2019(c)	2,000,000	2,105,000

Hotels, Gaming and Leisure - 1.56%
Caesars Entertainment Resort Properties LLC, Senior Secured Bond, 8.000%, 10/01/2020(c)	1,000,000	991,875
Palace Entertainment Holdings LLC, Senior Secured Bond, 8.875%, 04/15/2017(c)	2,600,000	2,695,875

		3,687,750

Media Diversified and Production - 0.62%
Cambium Learning Inc, Senior Secured Bond, 9.750%, 02/15/2017	1,500,000	1,462,500

Metals and Mining - 0.30%
Penn Virginia Resource Partners LP, Senior Unsecured Bond, 8.375%, 06/01/2020	650,000	711,750

Retail - 1.01%
Ferrellgas LP/Ferrellgas, Senior Unsecured Bond, 6.750%, 01/15/2022	350,000	343,000
Logan’s Roadhouse Inc, Senior Unsecured Bond, 10.750%, 10/15/2017	1,300,000	981,500
Pantry, Inc, Senior Unsecured Bond, 8.375%, 07/01/2020	1,000,000	1,050,000

		2,374,500

Services - Consumer - 0.55%
Monitronics International Inc, Senior Unsecured Bond, 9.125%, 04/01/2020	1,250,000	1,287,500

Telecommunications - 2.78%
Avaya Inc, Senior Secured Bond, 7.000%, 04/01/2019(c)	2,450,000	2,396,406
Fairpoint Communications Inc, Senior Secured Bond, 8.750%, 08/15/2019(c)	1,000,000	1,052,500
MetroPCS Wireless Inc, Senior Unsecured Bond, 7.875%, 09/01/2018	3,000,000	3,119,625

		6,568,531

TOTAL CORPORATE BONDS (Cost $48,067,833)		49,171,864

	Shares	Market Value

COMMON STOCK - 0.16%

Consumer Goods Durable - 0.16%
MModal LLC	20,481	384,868

TOTAL COMMON STOCK (Cost $823,249)		384,868

Total Investments - 125.69% (Cost $297,412,603)	$296,996,440

Assets in Excess of Other Liabilities - 5.20%	12,305,234

Leverage Facility - (30.89)%	(73,000,000)

Net Assets - 100.00%	$236,301,674

Amounts above are shown as a percentage of net assets as of September 30, 2014.

(a)	The interest rate shown represents the rate at period end.
(b)	All or a portion of this position has not settled as of September 30, 2014. The interest rate shown represents the stated spread over the London Interbank Offered Rate (“LIBOR” or “L”) or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR will be established.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $16,262,222, which represents approximately 6.88% of net assets as of September 30, 2014.
(d)	Floating or variable rate security. Interest rate disclosed is that which is in effect at September 30, 2014.

See Notes to Quarterly Portfolio of Investments.

Blackstone / GSO Long-Short Credit Income Fund

Notes to Quarterly Portfolio of Investments

September 30, 2014 (Unaudited)

NOTE 1. ORGANIZATION

Blackstone / GSO Long-Short Credit Income Fund (the “Fund” or “BGX”) is a diversified, closed-end management investment company. BGX was organized as a Delaware statutory trust on October 22, 2010. BGX was registered under the Investment Company Act of 1940, as amended (the “1940 Act”), on October 26, 2010. BGX commenced operations on January 27, 2011. Prior to that date, BGX had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BGX to GSO / Blackstone Debt Funds Management LLC (the “Adviser”) at a price of $19.10 per share. The Adviser serves as the investment adviser for BGX. BGX’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “BGX.”

BGX’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. BGX seeks to achieve its investment objectives by employing a dynamic long-short strategy in a diversified portfolio of loans and fixed-income instruments of predominantly U.S. corporate issuers, including first- and second-lien secured loans (‘‘Secured Loans’’ or “Loans”) and high-yield corporate debt securities of varying maturities. BGX’s long positions in loans and fixed-income instruments will typically be rated below investment grade at the time of purchase. BGX’s long positions, either directly or through the use of derivatives, may total up to 130% of the Fund’s net assets. BGX’s short positions, either directly or through the use of derivatives, may total up to 30% of BGX’s net assets.

BGX was previously classified as a non-diversified investment company for purposes of the 1940 Act. As a result of ongoing operations, BGX is now classified as a diversified company, which means that with respect to 75% of the Fund’s total assets, no more than 5% of the Fund’s total assets may be invested in any one issuer, excepting cash and cash items, U.S. government securities and securities of other investment companies. BGX may not resume operating in a non-diversified manner without first obtaining shareholder approval in accordance with the 1940 Act.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of its financial statements is in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and these differences could be material.

Portfolio Valuation: BGX’s net asset value (“NAV”) is determined daily on each day that the Exchange is open for business, as of the close of the regular trading session on the Exchange. The Fund calculates NAV per share by subtracting liabilities (including accrued expenses or dividends) from the total assets (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Fund.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by BGX’s nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers. Collateralized Loan Obligations (“CLOs”) are valued at the price provided by a nationally recognized service. The prices provided by the nationally recognized service are typically based on the evaluated mid-price of each of the CLOs. Corporate bonds, other than short-term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts. Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by a committee of the Adviser under procedures established by, and under the general supervision and responsibility of, the Fund’s Board of Trustees.

Various inputs are used to determine the value of BGX’s investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1— Unadjusted quoted prices in active markets for identical investments at the measurement date.

Level 2— Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3— Significant unobservable inputs (including the Fund’s own assumption in determining the fair value of investments).

The valuation techniques used by the Fund to measure fair value during the period ended September 30, 2014 maximized the use of observable inputs and minimized the use of unobservable inputs. The categorization of a value determined for investments and other financial instruments is based on the pricing transparency of the investment and other financial instruments and does not necessarily correspond to BGX’s perceived risk of investing in those securities.

The following table summarizes the valuation of BGX’s investments under the fair value hierarchy levels as of September 30, 2014:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Beverage, Food and Tobacco	$–	$8,009,014	$804,106	$8,813,120
Chemicals, Plastics and Rubber	–	5,815,818	2,515,615	8,331,433
Containers, Packaging and Glass	–	3,471,463	1,037,982	4,509,445
Energy Electricity	–	865,675	1,485,141	2,350,816
Energy, Oil and Gas	–	16,192,275	2,517,946	18,710,221
Healthcare and Pharmaceuticals	–	16,896,343	1,644,026	18,540,369
High Tech Industries	–	30,326,265	1,990,178	32,316,443
Services - Business	–	15,746,290	5,036,481	20,782,771
Utilities Electric	–	4,069,468	2,261,084	6,330,552
Other	–	125,667,972	–	125,667,972
Collateralized Loan Obligation	–	–	1,086,566	1,086,566
Corporate Bonds	–	49,171,864	–	49,171,864
Common Stock	–	384,868	–	384,868

Total	$–	$276,617,315	$20,379,125	$296,996,440

The changes of the fair value of investments for which BGX has used Level 3 inputs to determine the fair value are as follows:

Blackstone/GSO Long-Short Credit Income Fund	Floating Rate Loan Interests	Collateralized Loan Obligation	Swap Contracts	Total
Balance as of December 31, 2013	$26,070,812	$1,096,278	$9,950	$27,177,040
Accrued discount/ premium	16,543	4,471	-	21,014
Return of Capital	-	-	-	-
Realized Gain/(Loss)	(1,137,737)	-	-	(1,137,737)
Change in Unrealized Appreciation/(Depreciation)	1,743,406	(14,183)		1,719,273
Purchases	6,722,671	-	-	6,722,671
Sales	(6,575,666)	-	(9,950)	(6,575,666)
Transfer into Level 3	1,578,911	-	-	1,578,911
Transfer out of Level 3	(9,126,381)	-	-	(9,126,381)

Balance as of September 30, 2014	$19,292,559	$1,086,566	$-	$20,379,125

Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at September 30, 2014	$(56,222)	$(14,183)	$-	$(70,405)

Information about Level 3 fair value measurements as of September 30, 2014:

	Fair Value at 9/30/2014	Valuation Technique(s)	Unobservable Input(s)

Floating Rate Loan Interests	$19,292,559	Third-party vendor pricing service	Vendor quotes

Collateralized Loan Obligations	$1,086,566	Third-party vendor pricing service	Vendor quotes

The Fund evaluates transfers into or out of Level 1, 2 and 3 as of the end of the reporting period. There were no transfers between Level 1 and 2 during the period. Securities were transferred from Level 2 to Level 3 because of a lack of observable market data due to decrease in market activity and information for these securities. Other securities were moved from Level 3 to Level 2 as observable inputs were available for purposes of valuing those assets.

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes. Interest income, including accretion of discount and amortization of premium, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost.

NOTE 3. SECURED LOANS

BGX includes first and second lien secured, floating rate loans that are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships, and other business entities (“Borrowers”), in its definition of “Secured Loans”. Under normal market conditions, at least 70% of BGX’s Managed Assets (defined below) will be invested in Secured Loans. BGX defines its Managed Assets as net assets plus leverage obtained through securities lending, swap contract arrangements, and short selling or other derivative transactions. At September 30, 2014, 79.65% of BGX’s Managed Assets were held in Secured Loans.

First lien secured loans hold a senior position in the capital structure of a business entity, are typically secured with specific collateral and typically have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.

Loans often require prepayments from Borrowers’ excess cash flows or permit the Borrowers to repay at their election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, floating rate loans typically have an expected average life of two to four years. Floating rate loans typically have rates of interest which are re-determined periodically, either daily, monthly, quarterly or semi-annually by reference to a floating base lending rate, primarily London Interbank Offered Rate (LIBOR), plus a premium or credit spread.

Loans are subject to the risk of payment defaults of scheduled interest or principal. Such non-payment could result in a reduction of income, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. Risk of loss of income is generally higher for unsecured loans or debt, which are not backed by a security interest in any specific collateral. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Second lien loans generally are subject to similar risks as those associated with investments in first lien loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. Second lien loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. At September 30, 2014, BGX had invested $17,704,121 in second lien secured loans.

Loans can be rated below investment grade or may also be unrated. As a result, the risks associated with Loans may be similar to the risks of other below investment grade securities, although they are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. BGX typically invests in Loans rated below investment grade, which are considered speculative because of the credit risk of their issuers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to BGX, and such defaults could reduce net asset value and income distributions. The amount of public information available with respect to below investment grade loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. The Adviser’s established best execution procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the Counterparty and Liquidity Sub-Committee of the Adviser. The factors considered by the Counterparty and Liquidity Sub-Committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets. The Counterparty and Liquidity Sub-Committee regularly reviews each broker-dealer counterparty based on the foregoing factors.

BGX may acquire Loans through assignments or participations. BGX typically acquires these Loans through assignment, and if BGX acquires a Loan through participation, will seek to elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and BGX may not be able to unilaterally enforce all rights and remedies under the Loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines to mitigate credit and counterparty risk in the atypical situation when BGX must acquire a Loan through a participation. BGX had no outstanding participations as of September 30, 2014.

NOTE 4. TOTAL RETURN SWAPS

BGX entered into total return swaps during the period ended September 30, 2014. In a total return swap, BGX pays another party a fixed or floating short-term fee and receives in exchange the total return of underlying loans or debt securities. If the other party to a total return swap defaults, BGX’s risk of loss consists of the net amount of total return payments that BGX is contractually entitled to receive. BGX bears the risk of default on the underlying loans or debt securities, based on the notional amount of the swap. BGX is required to post collateral to cover this potential obligation. BGX may use total return swaps for financing, hedging or investment purposes. For the purposes of Managed Assets, BGX will treat the value of a total return swap as the notional amount of the swap.

The periodic swap payments received or made by BGX are recorded as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value, including the accrual of periodic amounts of interest, are recorded as unrealized appreciation (depreciation). When the swap is terminated, BGX will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and BGX’s basis in the contract, if any. Generally, the basis of the contracts is the unamortized premium received or paid.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions. The Adviser selects only those counterparties that they believe are credit worthy. BGX segregates sufficient assets as collateral to satisfy the current obligation with respect to total return and credit default swaps.

NOTE 5. COLLATERALIZED LOAN OBLIGATIONS

BGX has invested in Collateralized Loan Obligations (“CLOs”). A CLO is a financing company (generally called a Special Purpose Vehicle (“SPV”)), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying CLOs are typically Secured Loans, the assets may also include (i) unsecured loans, (ii) debt securities that are rated below investment grade, (iii) debt tranches of other CLOs and (iv) equity securities incidental to investments in Secured Loans. When investing in CLOs, BGX will not invest in equity tranches, which are the lowest tranche. However, BGX may invest in lower tranches of CLOs, which typically experience a lower recovery, greater risk of loss or deferral or nonpayment of interest than more senior tranches of the CLO. In addition, BGX intends to invest in CLOs consisting primarily of individual Secured Loans of Borrowers and not repackaged CLO obligations from other high risk pools. The underlying Secured Loans purchased by CLOs are generally performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of the BGX’s investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place at maturity out of the cash flow generated by the collected claims.

NOTE 6. LEVERAGE

Through July 29, 2014, BGX employed leverage through securities lending arrangements (see Note 7 – Securities Lending) and swap arrangements (see Note 4 – Total Return Swaps). All costs and expenses related to any form of leverage used by BGX are borne entirely by holders of common shares. BGX’s leverage consisted of (i) the amount of securities lending cash collateral held less proforma cash (which includes the net difference between receivables and payables for investments sold/purchased), (ii) the fair market value of the reference securities of total return swaps less cash pledged and (iii) the fair market value of securities sold short less any segregated cash or offsetting securities. BGX’s use of these forms of effective leverage will not exceed 30% of its net assets.

BGX entered into a Credit Agreement, dated July 29 ,2014, with a bank to borrow up to a limit of $73 million pursuant to a 364 day revolving line of credit (“Leverage Facility”). Borrowings under the Agreement are secured by the assets of BGX. Interest is charged at a rate of 0.70% above LIBOR, with interest periods commencing on the date of the making of such LIBOR Loan (or the last date upon which any other Loan was converted to, or continued as, such LIBOR Loan) and ending on the numerically corresponding day in the calendar month that is one (1) week or one (1), two (2), three (3), six (6) or nine (9) months thereafter, as BGX may elect, or such other period as the lender may agree in its sole and absolute discretion. Under the terms of the Agreement, BGX must pay a 0.20% commitment fee on any undrawn amounts. Interest and fees are payable quarterly. The Fund may elect to extend the Agreement for a further 364-day period with the consent of the lending bank. The Fund may elect to extend the Agreement for a further 180-day period without the consent of the lending bank upon payment of a term-out fee to the lending bank. The term-out fee is 0.05% of loans outstanding in the case where the lending bank has declined to extend the Agreement and 0.15% of loans outstanding in all other cases. At September 30, 2014, BGX had borrowings outstanding under the Leverage Facility of $73 million at an interest rate of 0.85%. Due to the short term nature of the Agreement, face value approximates fair value at September 30, 2014. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2). For the period of July 29, 2014 to September 30, 2014, the average borrowings under the Leverage Facility and the average interest rate were $57,953,125 and 0.85%, respectively.

Under the Agreement, BGX has agreed to certain covenants and additional investment limitations while the leverage is outstanding. The Fund agreed to maintain asset coverage of three times over borrowings. Compliance with the investment restrictions and calculations are performed by BGX’s custodian, The Bank of New York Mellon. As of September 30, 2014, BGX was in compliance with all required investment limitations and asset coverage requirements related to its leverage.

The use of borrowings to leverage the common shares can create risks. Changes in the value of BGX’s portfolio, including securities bought with the proceeds of leverage, are borne entirely by the holders of common shares. All costs and expenses related to any form of leverage used by BGX are borne entirely by common shareholders. If there is a net decrease or increase in the value of BGX’s investment portfolio, the leverage may decrease or increase, as the case may be, the net asset value per common share to a greater extent than if BGX did not utilize leverage. As of September 30, 2014, BGX’s leverage represented 23.60% of the Fund’s Managed Assets.

NOTE 7. SECURITIES LENDING

BGX may make secured loans of its marginable securities to brokers, dealers and other financial institutions amounting to no more than 30% of its net assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers and other financial institutions that are believed by the Adviser to be of relatively high credit standing.

Loans of securities are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to BGX, as the lender, an amount equal to any dividends or interest received on the securities lent. The collateral must have a market value at least equal to 100% of the market value of the loaned securities at all times during the duration of the loan.

BGX invests the cash collateral received in accordance with its investment objectives, subject to BGX’s agreement with the borrower of the securities. In the case of cash collateral, BGX typically pays a rebate to the borrower. The reinvestment of cash collateral will result in a form of effective leverage for BGX.

Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, BGX, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by BGX if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. BGX may also call such loans in order to sell the securities involved. When engaged in securities lending, BGX’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest through investment of cash collateral by BGX in permissible investments.

Due to the change in the leverage program noted about there were no securities on loan at September 30, 2014.

NOTE 8. UNREALIZED APPRECIATION/(DEPRECIATION)

On September 30, 2014, based on cost of $297,412,603 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,357,725 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,773,888, resulting in net unrealized depreciation of $416,163.

Item 2. Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this Report.

(b)

There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blackstone / GSO Long-Short Credit Income Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chairman, Chief Executive Officer and President

Date:	December 1, 2014

By:	/s/ Eric Rosenberg
Eric Rosenberg (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	December 1, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chairman, Chief Executive Officer and President

Date:	December 1, 2014

By:	/s/ Eric Rosenberg
Eric Rosenberg (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	December 1, 2014